                                                                   EXHIBIT 10.10

================================================================================

















                                ESCROW AGREEMENT

                                      among

                             ANC RENTAL CORPORATION

                                       and

                              LEHMAN BROTHERS INC.

                                       and

                        LEHMAN COMMERCIAL PAPER INC. and

                              THE BANK OF NEW YORK


                          -----------------------------

                            dated as of June 30, 2000

                          -----------------------------

                                ESCROW AGREEMENT

                  Escrow Agreement (the "ESCROW AGREEMENT"), dated as of June 30, 2000, among ANC Rental Corporation, a Delaware corporation (the "COMPANY"), Lehman Brothers Inc., a New York corporation ("LBI"), Lehman Commercial Paper Inc., a New York corporation ("LCPI"), and The Bank of New York, a New York banking corporation, as escrow agent (the "ESCROW AGENT").

                                    RECITALS

                  WHEREAS, the Company, LCPI, as Administrative Agent (the "ADMINISTRATIVE AGENT"), LBI, as Arranger (the "ARRANGER"), and the Lenders party thereto (the "LENDERS") have entered into an Amended and Restated Senior Loan Agreement dated as of June 30, 2000 (the "SENIOR LOAN AGREEMENT") pursuant to which the Lenders have agreed, inter alia, to make loans to the Company, in an aggregate principal amount not to exceed $225,000,000 (the "LOANS"), subject to the terms and conditions set forth in the Senior Loan Agreement.

                  WHEREAS, pursuant to Section 4.2(k) of the Senior Loan Agreement, it is a condition to each Lender's obligation to provide the Loans that, prior to or contemporaneously therewith: (i) this Escrow Agreement shall have been executed and delivered by each of the parties hereto, (ii) the Indenture in the form attached as Exhibit B to the Senior Loan Agreement (the "INDENTURE") among the Company, the Guarantors listed in Schedule 6 thereto and from time to time parties thereto and The Bank of New York, as trustee (the "TRUSTEE") shall have been executed by each of the parties thereto and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement, (iii) Exchange Notes to be issued in accordance with the Senior Loan Agreement (the "EXCHANGE NOTES") shall have been authorized pursuant to the Indenture and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement, (iv) a warrant agreement in the form attached as Exhibit D to the Senior Loan Agreement (the "WARRANT AGREEMENT") between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT") shall have been executed by each of the parties thereto and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement; (v) the Debt Registration Rights Agreement (the "DEBT REGISTRATION RIGHTS AGREEMENT") between the Company and LCPI in the form attached as Exhibit C-2 to the Senior Loan Agreement shall have been executed by each of the parties thereto and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement; (vi) the Equity Registration Rights Agreement (the "EQUITY REGISTRATION RIGHTS AGREEMENT") between the Company and LCPI in the form attached as Exhibit C-1 to the Senior Loan Agreement shall have been executed by each of the parties thereto and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement; and (vii) the Company shall have executed and delivered to the Escrow Agent warrants (the "WARRANTS") to purchase 7.5% of the fully-diluted capital stock (including all series of preferred and common stock (other than Disqualified Stock (as defined in the Indenture)) and all other outstanding warrants, options or other convertible securities) pursuant to the Warrant Agreement in each case as of the Spin-off Date (as defined below) of the Company (calculated after giving effect to the exercise of the Warrants and all other outstanding warrants, options or other convertible securities), in each case as of the Spin-off Date (as defined below) to be held pursuant to this Escrow Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Delivery of Escrow Securities and Agreements.

                  (a) At or prior to the date of making the Loans (the "SPIN-OFF DATE") to the Company, the Company shall deliver, or cause to be delivered to the Escrow Agent executed copies of: (i) the Indenture; (ii) the Warrant Agreement; (iii) this Escrow Agreement; (iv) the Debt Registration Rights Agreement; (v) the Equity Registration Rights Agreement; (vi) executed Exchange Notes, undated and unregistered as to payee or registered in blank, together with an executed authentication order required by Section 2.6 of the Indenture and an executed Officer's Certificate, dated the date of delivery, required by
Section 11.4(a) of the Indenture, in each case for the issuance of the Exchange Notes in accordance with the Senior Loan Agreement; and (vii) duly authorized and executed certificates, undated and registered in blank (the "WARRANT CERTIFICATES"), representing the Warrants, together with written instructions to countersign the Warrants required by Section 4 of the Warrant Agreement for the issuance of the Warrants in accordance with this Escrow Agreement, as contemplated by the Senior Loan Agreement and the Warrant Agreement.

                  (b) The Exchange Notes and the Warrants (collectively, the "ESCROW SECURITIES") delivered to the Escrow Agent pursuant to this Escrow Agreement shall be held in escrow and released therefrom on the terms and conditions set forth herein. In no event shall the aggregate principal amount of Exchange Notes delivered under this Agreement exceed the amount required by the Indenture and the Senior Loan Agreement.

                  2. Release of Escrow Securities.

                  (a) Release of the Exchange Notes from Escrow. If at any time and from time to time on or after the "Initial Maturity Date" (as defined in the Senior Loan Agreement) the Escrow Agent receives a notice (and the Company receives a copy of the notice) in the form of Exhibit A hereto from the Administrative Agent, the Escrow Agent shall deliver to the Trustee, for authentication and delivery to the holders of Loans who elect to exchange Loans for Exchange Notes, an executed authentication order and an Exchange Note or Exchange Notes, registered in the name of such person or persons designated by the Administrative Agent and dated the date of the delivery thereof, in an aggregate principal amount equal to the aggregate principal amount of Loans so exchanged, together with a copy of the executed Indenture. Concurrently with the delivery of any Exchange Notes to the Trustee pursuant to this Escrow Agreement, the Escrow Agent shall deliver, or cause to be delivered to the Company, all outstanding Loans then so exchanged. If necessary, the Company or the Administrative Agent will obtain new CUSIP numbers for such Exchange Notes. The Company agrees to deliver or cause to be delivered to the Trustee, promptly upon its request, any Officers' Certificate or



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

Opinion of Counsel required by the Trustee pursuant to Section 11.4 of the Indenture in connection with the issuance of the Exchange Notes.

                  (b) Release of Warrants from Escrow.

                  The Warrants described herein shall be released in whole or in part only through the procedures described in this Section 2(b).

                           (i) Release of Warrants in connection with High Yield
                  Securities (as defined in the Fee Letter dated May 11, 2000 among LBI, LCPI and the Company (the "Fee Letter")). Any or all of the Warrants then remaining in escrow will be released from escrow to the Administrative Agent at the request of the Administrative Agent substantially in the form of Exhibit B if, and only if, it shall be determined by the Administrative Agent (and the Administrative Agent shall have provided a written certification to such effect, with a copy to the Company) that it is necessary to sell the High Yield Securities at the time set forth in the Fee Letter with an equity component in order to refinance any Loans and whether or not any such Warrants have been earned pursuant to the following "earn-in" provisions.

                           (ii) "Earn-In" of Warrants. In accordance with the
                  provisions of this Section 2(b)(ii), over time, the Administrative Agent is entitled to receive, upon request to the Warrant Agent, Warrants then remaining in escrow. The number of Warrants to which the Administrative Agent will be entitled to receive is a percentage of the Warrants initially held in escrow, such percentage to increase over time and be equal to the percentage set forth in Column B below, determined by reference to the period of time following the Spin Off Date set forth in Column A below.


                              A                           B
                  DAYS AFTER SPIN-OFF DATE            PERCENTAGE
                  ------------------------            ----------
                            366                         33 1/3%
                            395                         66 2/3%
                            425                            100%




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

                           At the time when the Administrative Agent becomes
                  entitled to Warrants under this Section 2(b)(ii), it may obtain release of those Warrants from escrow upon presentation to the Warrant Agent of an executed countersignature order and the receipt by the Escrow Agent of a written certification substantially in the form of Exhibit C requesting the release of up to the amounts permitted by this Section. Such written certification may be presented on any date on or after such release is permitted, so long as on such date any Loans and/or Exchange Notes remain outstanding, and will entitle the Administrative Agent to receive the number of Warrants subject to release set forth above as of the date such written certification is presented to the Warrant Agent.

                           (iii) Release Procedures. Upon receipt of a written
                  certification pursuant to Section 2(b)(i) or 2(b)(ii) from the Administrative Agent, the Warrant Agent will present such written certification to the Escrow Agent as contemplated by the Escrow Agreement. Warrants released from escrow will be registered in the name or names requested by the Administrative Agent.

                           (iv) For purposes of clarity, the total number of
                  Warrants issued pursuant to Sections 2(b)(i) and 2(b)(ii) collectively from time to time shall not exceed the amount initially placed in escrow (subject to the anti-dilution provisions as set forth in the Warrant Agreement).

                  (c) On the date (the "TERMINATION DATE") on which the Escrow Agent receives a written notice in the form of Exhibit D hereto from the Administrative Agent to the effect that all outstanding obligations with respect to the Loans and Exchange Notes have been repaid in cash in their entirety, the Escrow Agent shall return any Escrow Securities then held by it marked "cancelled" as shall be specified in writing by the Administrative Agent and the Company. The Administrative Agent agrees to deliver any such notice when all the Loans and Exchange Notes have been so repaid.

                  (d) The Company will provide, or cause to be provided, to the Escrow Agent and the Company all such information as the Escrow Agent may from time to time reasonably request.

                  (e) The Arranger will provide, or cause to be provided, to the Escrow Agent and the Company all information required to fill in the blanks on the Exchange Notes and Warrants.

                  3. Responsibility of the Escrow Agent. The Company, the Administrative Agent and each of the Lenders appoint and designate the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent owes no duty to any other person or entity by



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

reason of this Escrow Agreement. The Escrow Agent accepts the duties expressly set forth in this Escrow Agreement and undertakes to perform only such duties relating thereto as are specifically set forth herein. The Escrow Agent shall have no duty to calculate or verify the calculation of any amounts, percentages or ratios to be determined hereunder and shall be entitled to conclusively rely on the amounts set forth in notices delivered to it hereunder. The parties hereto agree that the following terms and conditions shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent hereunder.

                  (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement, and no implied covenants, duties or obligations (including, without limitation, any duty to solicit the delivery of any Escrow Securities) shall be read into this Escrow Agreement against the Escrow Agent, nor shall it have, or be deemed to have, any duties or responsibilities under the provisions of any other agreements (including without limitation the Senior Loan Agreement) between the other parties hereto or any other Person.

                  (b) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted by it in good faith, or mistake of fact or law, or for anything it may do or refrain from doing in connection herewith or therewith, except its own gross negligence or willful misconduct.

                  (c) The Escrow Agent may conclusively rely and shall be fully authorized and protected in acting or refraining from acting in good faith in reliance upon any written instruction, communication, notice, request, resolution, direction, certificate, statement, approval, appraisal, promissory note, share or warrant certificate or other paper or document (whether in its original or facsimile form), not only as to its due execution and the validity and effectiveness of its provision, but also as to the truth of any information therein contained, which it in good faith believes to be genuine and to have been presented by the proper party.

                  (d) The Escrow Agent may consult with counsel of its own selection, auditors and other experts of its own choice and any opinion or advice of counsel or of such auditors or other experts shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by the Escrow Agent hereunder in good faith and in accordance with such opinion or advice of counsel or of such auditors or other experts within the area of their respective expertise.

                  (e) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

                  (f) The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon, the validity, binding effect, execution or sufficiency of this Escrow Agreement, the Escrow Securities or of any agreement amendatory or supplemental hereto or



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

thereto or the absence or presence of any liens or encumbrances on the property held in escrow hereunder.

                  (g) The Escrow Agent shall be under no duty to prepare, conduct or monitor any filing, recording or registration, re-filing, re-recording or re-registration of this Escrow Agreement or of any agreement amendatory hereof or of any instrument or assignment, conveyance or further assurance, or to pay any taxes, fees or charges in connection therewith, or to give any notice with respect thereto or to pay, inquire into or prepare, conduct or monitor the payment of, or be under any duty in respect of or arising out of, any tax or assessment or other governmental charge which may be levied or assessed on the property held in escrow hereunder or any part thereof or any confiscation of such property. No property held in escrow by the Escrow Agent hereunder shall be subject to any set-off, counterclaim, recoupment or other right which the Escrow Agent may have against any of the parties hereto (except with respect to any payments to be made to the Escrow Agent hereunder) or against any other Person for any reason whatsoever.

                  (h) If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the escrow described herein, the Escrow Agent shall not be required to determine the outcome of same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Escrow Agent may require, notwithstanding instructions to the contrary, and in such event the Escrow Agent shall not be liable for interest or damages, except that the Escrow Agent shall not deliver the Escrow Securities held in escrow hereunder in any manner other than in accordance with Section 2 hereof, except in accordance with a final unappealable order of a court of competent jurisdiction.

                  (i) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to seek advice from outside counsel and may conclusively rely on such advice and may refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                  (j) Without limiting and in furtherance of the foregoing, the Escrow Agent shall not be liable or responsible for any of the provisions of the Loans or the Escrow Securities except for those expressly referred to herein.

                  (k) This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

                  (l) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                  (m) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

                  (n) In the event of any dispute between or conflicting claims by or among the Depositors and/or any other person or entity with respect to any Escrow Securities, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Securities so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositors for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositors.

                  (o) Each Depositor hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by Depositor do not and will not violate any applicable law or regulation.

                  (p) The Escrow Agent does not have any interest in the Escrow Securities Deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Securities incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds, if any, which are held in escrow and is not responsible for any other reporting. This Section 3(p) and Section 7 hereof shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

                  4. Qualifications. The Escrow Agent shall at all times be The Bank of New York (and its successors and assigns), or a bank, trust company or corporation in good standing organized and doing business under the laws of the United States of America or a State of the United States, and having combined capital and surplus of not less than fifty million dollars ($50,000,000). If the Escrow Agent shall at any time cease to have the foregoing qualifications, the Escrow Agent shall resign within 30 days thereafter, such resignation to become effective as provided in Section 5 hereof.

                  5. Removal and Resignation. The Escrow Agent and any successor Escrow Agent may at any time be removed at the written direction of the Administrative Agent and the Company. The Escrow Agent or any successor Escrow Agent may at any time resign and be discharged of its obligations hereunder by giving written notice to the Company and the Administrative Agent specifying the date upon which it desires that such resignation shall take effect. Such removal or resignation shall take effect on the date specified in the notice of removal or resignation, which date shall not be earlier than 30 days after the giving of the notice of removal or resignation unless previously a successor Escrow Agent shall have been appointed pursuant to Section 6 hereof and shall have accepted such appointment, in which event such removal or resignation shall take effect immediately upon the acceptance by such successor Escrow Agent. The Administrative Agent and the Company agree to take prompt steps to have a successor Escrow Agent appointed in the manner hereinafter provided.

                  6. Appointment of Successor Agent. If at any time the Escrow Agent shall resign or be removed or otherwise become incapable of acting or if at any time a vacancy shall occur in the office of the Escrow Agent for any other cause, a successor Escrow Agent (duly qualified as provided in Section 4 hereof) shall be appointed by the Administrative Agent and the Company by an instrument in writing delivered to the Escrow Agent within the time specified below. Upon delivery of said instrument to and acceptance of said instrument by the successor Escrow Agent, the resignation or removal of the Escrow Agent shall become effective and such successor Escrow Agent shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder. If no successor Escrow Agent shall have been appointed at the effective date of resignation or within 30 days of a notice of removal, the Escrow Agent or any



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

other party hereto may petition, at the expense of the Company, a court of competent jurisdiction for the appointment of a successor.

                  7. Compensation, Reimbursement and Indemnification of Escrow Agent. The Escrow Agent shall be entitled to compensation from the Company as shall be agreed to in writing from time to time by the Company and the Escrow Agent for all services rendered by it hereunder, as well as reimbursement from the Company for all reasonable expenses, disbursements, advances and liabilities incurred or made by the Escrow Agent hereunder (including the reasonable compensation, expenses and disbursements of the Escrow Agent's agents and counsel).

                  The Company agrees to indemnify the Escrow Agent (and any predecessor Escrow Agent) for, and to hold it harmless from and against, any loss, liability, claims, actions, damages or expenses (including reasonable expenses and disbursements of its agents and counsel) incurred without gross negligence or willful misconduct on the part of the Escrow Agent arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim or liability in the premises.

                  The provisions of this Section 7 shall survive the termination of this Escrow Agreement.

                  8. Termination. This Escrow Agreement shall terminate on the Termination Date.

                  9. Notices. Except as otherwise expressly provided herein, all demands, notices, consents, requests and other documents authorized or required to be given to any party to this Escrow Agreement shall be given in writing and either personally served on an officer of such party or mailed by registered or certified first class mail, postage prepaid, return receipt requested, or sent by facsimile (with a copy sent by first class mail promptly thereafter), addressed as follows:

                  if to the Escrow Agent:

                           The Bank of New York
                           101 Barclay Street
                           21 West
                           New York, New York 10286
                           Attention:
                           Facsimile No:  (212)



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

                  if to the Company:

                           ANC Rental Corporation
                           200 South Andrews Avenue
                           Fort Lauderdale, Florida  33301
                           Attention: Kathleen Hyle
                           Facsimile No.:  (954) 320-4135

                  with a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10004
                           Attention:  Valerie Ford Jacob
                           Facsimile No.:  (212) 859-8589

                  if to Lehman Brothers Inc.:

                           3 World Financial Center
                           New York, New York 10285
                           Attention:  Andrew Keith
                           Facsimile No.:  (212) 526-4059

                  with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Andrew Keller
                           Facsimile No.:  (212) 455-2502

                  if to Lehman Commercial Paper Inc.:

                           c/o Lehman Brothers Inc.
                           3 World Financial Center
                           New York, New York 10285
                           Attention:  Andrew Keith
                           Facsimile No.:  (212) 526-4059
                  with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Andrew Keller
                           Facsimile No.:  (212) 455-2502

                  Any party may change its address by specifying in writing a new address for such notices to each of the other parties hereto.

                  10. Successors and Assigns; Amendments and Modifications. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and shall not inure to the benefit of any third party except for any holder of Loans who is not a party to this Escrow Agreement. This Escrow Agreement may not be amended or modified in any respect without the express written consent of the Company, the Escrow Agent and the Administrative Agent.

                  11. Severability. In case any one or more provisions contained in this Escrow Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby and such provision shall be ineffective in such Jurisdiction only to the extent of such invalidity, illegality or unenforceability.

                  12. New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS ESCROW AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  13. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  14. No Waiver. No course of dealing, nor any delay on the part of any party hereto in exercising any rights hereunder, or any failure to exercise the same, shall operate as a waiver of such or any other rights.

                  15. Descriptive Headings. The descriptive headings of the several sections of this Escrow Agreement are inserted for convenience only and do not constitute a part of this Escrow Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their respective authorized officers, as of the date first above written.


                                    ANC RENTAL CORPORATION



                                    By: /s/  Leland F. Wilson
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    LEHMAN BROTHERS INC.



                                    By:  /s/  Thomas P. Durney
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    LEHMAN COMMERCIAL PAPER INC.



                                    By  /s/  G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title:  Authorized Signatory


                                    THE BANK OF NEW YORK,
                                    as Escrow Agent



                                    By: Annette Kos
                                        ----------------------------------------
                                        Name:
                                        Title:

Agreed:

Lehman Commercial Paper, Inc.
-----------------------------,
as Administrative Agent


By: G. Andrew Keith
   ---------------------------
   Name: G. Andrew Keith
   Title: Authorized Signatory

                                               Exhibit A to the Escrow Agreement



                          LEHMAN COMMERCIAL PAPER INC.
                            3 World Financial Center
                            New York, New York 10285

                                     [Date]

The Bank of New York
101 Barclay Street
21 West
New York, New York 10286

Attention:

                  Re:      Escrow Agreement dated as of June 30, 2000

Ladies and Gentlemen:

                  Reference is hereby made to the Indenture and to Section 2(a) of the Escrow Agreement dated as of June 30, 2000 (the "Escrow Agreement") among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York, as Escrow Agent. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

                  The undersigned hereby notifies you that Loans remained outstanding on the Initial Maturity Date. You are hereby requested to authenticate the Exchange Notes, as Trustee, pursuant to the escrowed authentication order and to deliver to the undersigned, for the benefit of each holder of Loans designated on the schedule attached hereto, an Exchange Note or Exchange Notes, in an amount or amounts, and registered in the name of such person or persons, as designated in the schedule attached hereto, together with a copy of the executed Indenture at the time of such presentation and exchange. All Exchange Notes delivered by you to the undersigned shall be dated _______, shall bear interest at the rate of ___% and shall accrue interest from the date as set forth in Section 2.3 of the Indenture.


                                    Sincerely yours,

                                    LEHMAN COMMERCIAL PAPER INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

cc: ANC RENTAL CORPORATION

                                    Schedule

--------------------------------------------------------------------------------
           Loans                                 Exchange Notes
--------------------------------------------------------------------------------
                  Principal                                          Principal
   Holder           Amount               Registered to                 Amount
--------------------------------------------------------------------------------
                                                        Tax
                                                   Identification
                                 Name     Address      Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Exhibit B to the Escrow Agreement

LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York 10285

                                     [Date]

The Bank of New York
101 Barclay Street
21 West
New York, New York 10286

Attention:

                 Re: Escrow Agreement dated as of June 30, 2000

Ladies and Gentlemen:

                  Reference is hereby made to the Warrant Agreement and to
Section 2(b) of the Escrow Agreement dated as of June 30, 2000 (the "Escrow Agreement") among ANC Rental Corporation, Lehman Brothers Inc. ("Lehman"), Lehman Commercial Paper Inc. ("LCPI") and The Bank of New York, as Escrow Agent. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

                  In accordance with the release provisions of Section 2(b) of the Escrow Agreement among Lehman, LCPI and the Company, dated as of May 11, 2000, the undersigned hereby notifies you that Lehman has determined that in order to sell High Yield Securities it is necessary to countersign the Warrants, as Warrant Agent, pursuant to the escrowed countersigning order and to deliver to the purchasers thereof all or a portion of the Warrants originally placed in escrow pursuant to the Escrow Agreement. You are hereby requested to release to the undersigned ___ % of such Warrants, taking into effect anti-dilution adjustments in the Warrant Agreement, originally placed in escrow pursuant to the Escrow Agreement, registered in the name of such person or persons designated in the schedule attached hereto. The undersigned certifies that the number of such Warrants, taking into account other Warrants released from escrow prior to the date hereof, does not exceed the number of Warrants authorized for release under section 2(b)(iv) of the Warrant Agreement.


                                    Sincerely yours,

                                    LEHMAN BROTHERS INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                               Exhibit C to the Escrow Agreement

                              LEHMAN BROTHERS INC.
                            3 World Financial Center
                            New York, New York 10285

                                     [Date]

The Bank of New York
101 Barclay Street
21 West
New York, New York 10286

Attention:

                  Re:  Escrow Agreement dated as of June 30, 2000

Ladies and Gentlemen:

                  Reference is hereby made to the Warrant Agreement and to
Section 2(b) of the Escrow Agreement dated as of June 30, 2000 the ("Escrow Agreement") among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York, as Escrow Agent. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

                  The undersigned hereby notifies you that __ days after the Spin-Off Date Loans and/or Exchange Notes remained outstanding. You are hereby requested to countersign the Warrants, as Warrant Agent, pursuant to the escrowed countersigning order and to release to the undersigned ___% of the Warrants originally placed in escrow (taking into effect anti-dilution adjustments in the Warrant Agreement) pursuant to the Escrow Agreement, registered in the name of such person or persons designated in the schedule attached hereto. All Warrants delivered by you to the undersigned shall be dated ____________. The undersigned certifies that the number of such Warrants, taking into account other Warrants released from escrow prior to the date hereof, does not exceed the number of Warrants authorized for release under section 2(b)(iv) of the Warrant Agreement.


                                    Sincerely yours,

                                    LEHMAN BROTHERS INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    Schedule

--------------------------------------------------------------------------------
                                    Warrants
--------------------------------------------------------------------------------
                                                                Percent
                                                               of Warrants
                                                               Originally
                                                                Placed In
                    Registered to                                 Escrow
--------------------------------------------------------------------------------
                                            Tax
                                      Identification
    Name           Address                 Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Exhibit D to the Escrow Agreement

LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York 10285

                                     [Date]

The Bank of New York
101 Barclay Street
21 West
New York, New York 10286

Attention:

                 Re: Escrow Agreement dated as of June 30, 2000

Ladies and Gentlemen:

                  Reference is hereby made to Section 2(c) of the Escrow Agreement dated as of June 30, 2000 (the "Escrow Agreement") among ANC Rental Corporation, Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York, as Escrow Agent. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

                  The undersigned hereby notifies you that the Loans have been paid in full prior to the Maturity Date. You are hereby requested to release the Warrants and the Exchange Notes remaining in escrow to the Company, together with the Warrant Agreement and the Indenture.


                                    Sincerely yours,

                                    LEHMAN BROTHERS INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title: